SCHEDULE B

TO THE JPMORGAN TRUST II DECLARATION OF TRUST

SERIES AND CLASSES

As of November 21, 2024

Non-Money Market Funds

Series	Classes
JPMorgan Core Bond Fund	A, C, I (formerly Select until 4/3/17), (formerly Ultra Shares until 11/30/10), R2, R3, R4, R5, R6

JPMorgan Core Plus Bond Fund	A, C, I (formerly Select until 4/3/17), R6 (formerly Ultra Shares until 11/30/10), R2, L (formerly Institutional until 12/1/16), R3, R4, R5

JPMorgan Equity Income Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5. R6

JPMorgan Equity Index Fund	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Government Bond Fund	A, C, I (formerly Select until 4/3/17), (formerly Ultra Shares until 11/30/10), R2, R3, R4, R6

JPMorgan High Yield Fund (name changed from JPMorgan High Yield Bond Fund effective 9/14/2009)	A, C, I (formerly Select until 4/3/17), (formerly Ultra Shares until 11/30/10), R2, R3, R4, R5, R6

JPMorgan Investor Balanced Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Investor Conservative Growth Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Investor Growth Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Large Cap Growth Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Large Cap Value Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Mid Cap Growth Fund (name change from JPMorgan Diversified Mid Cap Growth Fund effective 6/27/09)	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

Series	Classes
JPMorgan Mortgage-Backed Securities Fund[1]	A, C, I (formerly Select until 4/3/17), R6 (formerly Ultra Shares until 11/30/10)

JPMorgan Short Duration Bond Fund	A, C, I (formerly Select until 4/3/17), R6 (formerly Ultra Shares until 11/30/10)

JPMorgan Short-Intermediate Municipal Bond Fund (name change from JPMorgan Short Term Municipal Bond Fund effective 4/30/09)	A, C, I, (formerly Institutional until 4/3/17), R6

JPMorgan Small Cap Growth Fund	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16), R2, R3, R4, R5, R6

JPMorgan Small Cap Value Fund	A, C, I (formerly Select until 4/3/17), (formerly Ultra Shares until 11/30/10), R2, R3, R4, R5, R6

JPMorgan SMID Cap Equity Fund (name change from Intrepid Mid Cap Fund effective 11/1/20)	A, C, I (formerly Select until 4/3/17), R3, R4, R6

JPMorgan Tax Free Bond Fund	A, C, I (formerly Select until 4/3/17), R6

JPMorgan U.S. Value Fund (name change from JPMorgan Investor Growth & Income Fund effective 11/1/20)	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

Money Market Funds

Series	Classes
JPMorgan Liquid Assets Money Market Fund	Capital, Institutional, Agency, Premier, Investor, Morgan, Reserve

JPMorgan Municipal Money Market Fund	Institutional, Agency, Premier, Morgan, Service

JPMorgan U.S. Government Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, Service, Investor, IM, Academy, Empower

JPMorgan U.S. Treasury Plus Money Market Fund	Institutional, Agency, Premier, Investor, Morgan, Reserve, IM, Capital, Academy, Empower

[1]	To be liquidated and reorganized under the JPMorgan Mortgage-Backed Securities ETF mid 2025.

B-2